                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 21, 2000


                      Advanta Mortgage Loan Trust 2000-1
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    333-92669-02               88-0360305
----------------------------        ----------------         -------------------
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
      of Incorporation)                  Number)             Identification No.)

                        Advanta Conduit Receivables, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                        333-92669              88-0360305
 ----------------------------            -----------           -------------
 (State or other jurisdiction            (Commission           (IRS Employer
       of incorporation)                 File Number)            ID Number)

  Attention: General Counsel
  10790 Rancho Bernardo Road
     San Diego, California                                         92127
-------------------------------                                  ----------
(Address of principal executive                                  (Zip Code)
           offices)

Registrant's Telephone Number,
including area code:                                             (858) 676-3099
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         In connection with the Advanta Mortgage Loan Trust, 2000-1, Advanta Mortgage Loan Asset Backed Certificates, Series 2000-1 described in a Prospectus Supplement dated May 19, 2000, certain materials describing the final Mortgage Loan Pools as of the end of the Pre-Funding Period (the "Final Mortgage Pool").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit No.               Description
                  -----------               -----------

                  99.1.                     Final Mortgage Pool
                                            (as defined in Item 5 above).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADVANTA MORTGAGE LOAN TRUST 2000-1

                                          By: Advanta Conduit Receivables, Inc.

                                          By:  /s/ Michael Coco
                                             ----------------------------
                                             Name: Michael Coco
                                             Title: Vice President


                                          By: Advanta Conduit Receivables, Inc


                                          By:  /s/ Michael Coco
                                             ----------------------------
                                             Name: Michael Coco
                                             Title: Vice President



Dated: June 21, 2000

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------
99.1.             Final Mortgage Pool
                  (as defined in Item 5 above).
